                                                                   exhibit a(5)

                             SMITH BARNEY TRUST II

                            Certificate of Amendment

         The undersigned, being the Assistant Secretary of Smith Barney Trust II (the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, in accordance with the authority conferred upon the Trustees of the Trust by the Trust's Declaration of Trust as currently in effect (the "Declaration of Trust"), and by the affirmative vote of a majority of the Trustees of the Trust at a meeting duly called and held on August 7, 2003, Section 5.2 of the Declaration of Trust has been amended to read as set forth in Exhibit A attached to this Certificate, effective August 7, 2003.

         IN WITNESS WHEREOF, the undersigned has set his hand this 22nd day of August, 2003.

                                               /s/ Thomas C. Mandia
                                               --------------------
                                               Thomas C. Mandia
                                               Assistant Secretary

                                                                      EXHIBIT A

                         SMITH BARNEY INVESTMENT SERIES
                               CITIFUNDS TRUST I
                             SMITH BARNEY TRUST II
                              CITIFUNDS TRUST III
                            CITIFUNDS PREMIUM TRUST
                         CITIFUNDS INSTITUTIONAL TRUST

                                   Amendment
                            to Declaration of Trust

         THE UNDERSIGNED, CONSTITUTING AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST NAMED ABOVE AND ACTING PURSUANT TO EACH TRUST'S DECLARATION OF TRUST AS CURRENTLY IN EFFECT (EACH, A "DECLARATION OF TRUST"), DO HEREBY CERTIFY THAT IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST SENTENCE OF SECTION 9.3(A) OF EACH DECLARATION OF TRUST, THE FOLLOWING AMENDMENT TO EACH DECLARATION OF TRUST HAS BEEN DULY ADOPTED BY AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST, EFFECTIVE AS OF AUGUST 7, 2003:

         Section 5.2 of each Declaration of Trust is amended to read in its entirety as follows:(1)

--------
(1) Added language appears in italics.

                  Section 5.2. Non-Liability of Trustees and Others. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office. WITHOUT LIMITING THE FOREGOING, THE APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE AS A MEMBER OR CHAIRPERSON OF A COMMITTEE OF THE TRUSTEES, AN EXPERT ON ANY TOPIC OR IN ANY AREA (INCLUDING AN AUDIT COMMITTEE FINANCIAL EXPERT), OR THE LEAD INDEPENDENT TRUSTEE, OR ANY OTHER SPECIAL APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE, SHALL NOT IMPOSE ON THAT PERSON ANY DUTY, OBLIGATION OR LIABILITY THAT IS GREATER THAN THE DUTIES, OBLIGATIONS AND LIABILITY IMPOSED ON THAT PERSON AS A TRUSTEE IN THE ABSENCE OF THE APPOINTMENT, DESIGNATION OR IDENTIFICATION (EXCEPT THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO DUTIES EXPRESSLY IMPOSED PURSUANT TO THE BY-LAWS, A COMMITTEE CHARTER OR A TRUST POLICY STATEMENT), AND NO TRUSTEE WHO HAS SPECIAL SKILLS OR EXPERTISE, OR IS APPOINTED, DESIGNATED OR IDENTIFIED AS AFORESAID, SHALL BE HELD TO A HIGHER STANDARD OF CARE BY VIRTUE THEREOF. IN ADDITION, NO APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE AS AFORESAID SHALL EFFECT IN ANY WAY THAT TRUSTEE'S RIGHTS OR ENTITLEMENT TO INDEMNIFICATION.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment this 7th day of August, 2003.

/s/ Elliot J. Berv                           /s/ Donald M. Carlton
Elliott J. Berv, as Trustee                  Donald M. Carlton, as Trustee
and not individually                         and not individually

/s/ A. Benton Cocanougher                    /s/ Mark T. Finn
A. Benton Cocanougher, as Trustee            Mark T. Finn, as Trustee
and not individually                         and not individually

/s/ R, Jay Gerken                            /s/ Stephen R. Gross
R. Jay Gerken, as Trustee                    Stephen Randolph Gross, as Trustee
and not individually                         and not individually

/s/ Diana R. Harrington                      /s/ Susan B. Kerley
Diana R. Harrington, as Trustee              Susan B. Kerley, as Trustee
and not individually                         and not individually

/s/ Alan G. Merten                           /s/ C. Oscar Morong
Alan G. Merten, as Trustee                   C. Oscar Morong, Jr., as Trustee
and not individually                         and not individually

/s/ R. Richardson Pettit                     /s/ Walter E. Robb
R. Richardson Pettit, as Trustee             Walter E. Robb, III, as Trustee
and not individually                         and not individually

                            CASH RESERVES PORTFOLIO
                          TAX FREE RESERVES PORTFOLIO
                        U.S. TREASURY RESERVES PORTFOLIO
                            INSTITUTIONAL PORTFOLIO

                                   Amendment
                            to Declaration of Trust

         THE UNDERSIGNED, CONSTITUTING AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST NAMED ABOVE AND ACTING PURSUANT TO EACH TRUST'S DECLARATION OF TRUST AS CURRENTLY IN EFFECT (EACH, A "DECLARATION OF TRUST"), DO HEREBY CERTIFY THAT IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST SENTENCE OF SECTION 9.3(A) OF EACH DECLARATION OF TRUST, THE FOLLOWING AMENDMENT TO EACH DECLARATION OF TRUST HAS BEEN DULY ADOPTED BY AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST, EFFECTIVE AS OF AUGUST 7, 2003:

         Section 5.2 of each Declaration of Trust is amended to read in its entirety as follows:(2)

--------
(2) Added language appears in italics.

                  Section 5.2. Non-Liability of Trustees and Others. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or the Holders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to any Holder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office. WITHOUT LIMITING THE FOREGOING, THE APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE AS A MEMBER OR CHAIRPERSON OF A COMMITTEE OF THE TRUSTEES, AN EXPERT ON ANY TOPIC OR IN ANY AREA (INCLUDING AN AUDIT COMMITTEE FINANCIAL EXPERT), OR THE LEAD INDEPENDENT TRUSTEE, OR ANY OTHER SPECIAL APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE, SHALL NOT IMPOSE ON THAT PERSON ANY DUTY, OBLIGATION OR LIABILITY THAT IS GREATER THAN THE DUTIES, OBLIGATIONS AND LIABILITY IMPOSED ON THAT PERSON AS A TRUSTEE IN THE ABSENCE OF THE APPOINTMENT, DESIGNATION OR IDENTIFICATION (EXCEPT THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO DUTIES EXPRESSLY IMPOSED PURSUANT TO THE BY-LAWS, A COMMITTEE CHARTER OR A TRUST POLICY STATEMENT), AND NO TRUSTEE WHO HAS SPECIAL SKILLS OR EXPERTISE, OR IS APPOINTED, DESIGNATED OR IDENTIFIED AS AFORESAID, SHALL BE HELD TO A HIGHER STANDARD OF CARE BY VIRTUE THEREOF. IN ADDITION, NO APPOINTMENT, DESIGNATION OR IDENTIFICATION OF A TRUSTEE AS AFORESAID SHALL EFFECT IN ANY WAY THAT TRUSTEE'S RIGHTS OR ENTITLEMENT TO INDEMNIFICATION.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment this 7th day of August, 2003.

/s/ Elliot J. Berv                           /s/ Donald M. Carlton
Elliott J. Berv, as Trustee                  Donald M. Carlton, as Trustee
and not individually                         and not individually

/s/ A. Benton Cocanougher                    /s/ Mark T. Finn
A. Benton Cocanougher, as Trustee            Mark T. Finn, as Trustee
and not individually                         and not individually

/s/ R. Jay Gerken                            /s/ Stephen R. Gross
R. Jay Gerken, as Trustee                    Stephen Randolph Gross, as Trustee
and not individually                         and not individually

/s/ Diana R. Harrington                      /s/ Susan B. Kerley
Diana R. Harrington, as Trustee              Susan B. Kerley, as Trustee
and not individually                         and not individually

/s/ Alan G. Merten                           /s/ C. Oscar Morong
Alan G. Merten, as Trustee                   C. Oscar Morong, Jr., as Trustee
and not individually                         and not individually

/s/ R. Richardson Pettit                     /s/ Walter E. Robb
R. Richardson Pettit, as Trustee             Walter E. Robb, III, as Trustee
and not individually                         and not individually

                                                                      EXHIBIT A

                              SALOMON FUNDS TRUST
                          VARIABLE ANNUITY PORTFOLIOS

                                   Amendment
                            to Declaration of Trust

         THE UNDERSIGNED, CONSTITUTING AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST NAMED ABOVE AND ACTING PURSUANT TO EACH TRUST'S DECLARATION OF TRUST AS CURRENTLY IN EFFECT (EACH, A "DECLARATION OF TRUST"), DO HEREBY CERTIFY THAT IN ACCORDANCE WITH THE PROVISIONS OF THE SECOND SENTENCE OF SECTION 9.3(A) OF EACH DECLARATION OF TRUST, THE FOLLOWING AMENDMENT TO EACH DECLARATION OF TRUST HAS BEEN DULY ADOPTED BY AT LEAST A MAJORITY OF THE TRUSTEES OF EACH TRUST, EFFECTIVE AS OF AUGUST 7, 2003:

         Section 5.2 of each Declaration of Trust is amended to read in its entirety as follows:

                  Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. Without limiting the foregoing, the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except that the foregoing limitation shall not apply to duties expressly imposed pursuant to the By-Laws, a committee charter or a Trust policy statement), and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee's rights or entitlement to indemnification.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment this 7th day of August, 2003.

/s/ Elliot J. Berv                           /s/ Mark T. Finn
Elliott J. Berv, as Trustee                  Mark T. Finn, as Trustee
and not individually                         and not individually

/s/ R. Jay Gerken                            /s/ Stephen R. Gross
R. Jay Gerken, as Trustee                    Stephen Randolph Gross, as Trustee
and not individually                         and not individually

/s/ Diana R. Harrington                      /s/ Susan B. Kerley
Diana R. Harrington, as Trustee              Susan B. Kerley, as Trustee
and not individually                         and not individually

/s/ C. Oscar Morong                          /s/ Walter E. Robb
C. Oscar Morong, Jr., as Trustee             Walter E. Robb, III, as Trustee
and not individually                         and not individually